EXHIBIT 10.14

                                 LOAN AGREEMENT

         This Loan Agreement ("Agreement") is entered into by and between FIRST COLONY MERCHANT and TOBIAN TRADING LIMITED (collectively "Lender") and CAN CAL RESOURCES LIMITED ("Borrower").

                                    RECITALS

         WHEREAS, Borrower owns certain unimproved real property located in San Bernardino, California (the "Property").

         WHEREAS, Borrower seeks financing from Lender in the original principal amount of $300,000 for working capital and/or to acquire a mineral processing facility.

         WHEREAS, Borrower has entered into a Mining Lease Agreement ("Mining Lease") with Twin Mountain Rock Venture, a California general partnership ("Twin Mountain"), for the purpose of permitting Twin Mountain to mine certain minerals from the Property for certain consideration.

         NOW, THEREFORE, in consideration of the mutual obligations of the parties herein, and other good and valuable consideration, the parties agree as follows:

1. Terms of Payment. Subject to the following terms and conditions, Lender agrees to lend Borrower $300,000 ("principal) with interest at 16% per annum. Interest is payable semi-annually on May 24 and November 24 of each consecutive year throughout the term of this Agreement beginning May 24, 2001 and principal plus accrued interest is all due and payable on November 24, 2005.

2.       Representation and Warranties. In order to induce Lender to enter into
this  Agreement,   the  Borrower,   for  itself  and  for  its  heirs,  personal
representatives, successors, and assigns, hereby acknowledges, represents, and warrants to Lender as follows:

         (a) This Agreement when executed by the Borrower shall constitute the legal, valid, and binding obligations of such party, enforceable in accordance with their respective terms.

         (b) There is no litigation, at law or in equity, nor any proceeding before any federal, state, or other governmental or administrative agency or any arbitration pending or, to the knowledge of the Borrower, threatened against the Borrower nor any other litigation or proceeding pending or, to the knowledge of the Borrower, threatened affecting any collateral in favor of Lender.

         (c) All documents, reports, certificates, and statements furnished to Lender by or on behalf of Borrower in connection with the transactions contemplated hereby are true, correct, and complete; do not contain any untrue statement of material fact; and do not omit any fact necessary to make the information contained therein not misleading.


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         (d) All taxes,  assessments,  levies, license fees, permit fees and all other charges heretofore levied, assessed, confirmed, or imposed upon, or in respect of, or which might become a lien upon, any collateral in favor of Lender under the Loan Agreement or its exhibits have been paid in full unless otherwise agreed to by Lender.

         (e) The Borrower consents to allow Lender to communicate with Twin Mountain regarding the Mining Lease and consents to allow Lender to receive the income and profits from the Mining Lease directly from Twin Mountain. Borrower agrees that should it receive any monies from Twin Mountain pursuant to the Mining Lease, it will immediately deliver such monies to Lender subject to the rights of Owen Sequoia Corp., a senior lender. All monies received by Lender shall be credited towards the obligation owed to Lender, first to interest, then to principal.

         The continued validity in all respects of all representations and warranties made in this Agreement and all other documents delivered by the Borrower in connection with this Agreement will be a condition precedent to Lender obligations and agreements created by this Agreement.

3. Prepayment. The privilege is reserved of prepaying in full or in part any amount of the outstanding principal balance due hereunder on any interest date.

4. Late Payment Penalties. While any default exists in the making of any of the payments, agreements or conditions of this Agreement or the Deed of Trust, the undersigned recognizes that such default will result in the loss and additional expenses to the Lender of this Agreement in servicing the indebtedness evidenced hereby, handling such delinquent payments and meeting its other financial obligations. Therefore, if any installment of principal and/or interest due hereunder is not paid when due, and Lender of this Agreement does not accelerate this Agreement as provided in Paragraph 8 below, then a reasonable late charge in an amount equal to six percent (6%) of the delinquent payment may be charged by the Lender of this Agreement, at its option, for the purpose of defraying such losses and expenses. If applicable law requires a lesser such charge, however, then the maximum charge permitted by such law may be charged by the Lender of this Agreement for said purposes. The late charges that accrue during any month shall be payable on the next monthly payment date. Failure to assert or collect a late charge for any particular month or months shall not waive Lender's right to assert and collect late charges in subsequent months.

5. Default. The occurrence of any one or more of the following shall constitute an "Event of Default" under this Agreement:

         (a) Failure of Borrower to make any payment to Lender on or before the date on which such payment is due or failure to pay all remaining principal and interest and all other charges and costs due Lender.

         (b) Entry of a judgment or filing of a lien against Borrower or any its
properties,   which  remains  unpaid,  unstayed,  unbonded,   undischarged,   or
undismissed for a period longer than thirty (30) days.


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         (c) Failure of Borrower to execute  and/or deliver any of the documents provided for in this Agreement or any other documents required by Lender.

         (d) Failure of Borrower to observe or perform any covenant, agreement, term, or condition of this Agreement as and when provided herein.

         (e) If any representation or warranty made herein, or in any report, certificate, financial statement or other instrument or document furnished in connection with this Agreement or contemplated hereby, shall prove to have been materially false or misleading on the date as of which it was made.

         (f) If Borrower shall: (U) apply for or consent to or suffer the appointment of a receiver, trustee, or liquidator for its properties; (V) admit in writing an inability to pay its debts as they mature; (W) make a general assignment for the benefit of creditors; (X) file a voluntary petition or a petition or answer seeking reorganization or an arrangement with creditors or take advantage of any bankruptcy, reorganization, insolvency, readjustment of debt, dissolution, or liquidation statute or law, or make or file an answer admitting material allegations of a petition filed against it in any proceeding under any such law; (Y) fail to cause to be dismissed any bankruptcy proceedings commenced against it within sixty (60) days after commencement of the same; or
(Z) have entered against it an order, judgment, or decree of any court of competent jurisdiction, approving a petition seeking reorganization of assets or appointing a receiver, trustee, or liquidator for any assets.

6. Additional Interest. Borrower agrees that any installment not paid within fifteen days of the date that such installment was due shall be subject to the late charge discussed in Paragraph 4 and shall bear interest from the date such payment was due which shall be compounded monthly on the first day of each calendar month at that rate of interest equal to the rate of interest under this Agreement, or the maximum amount allowed by law, whichever is the lesser.

7. Additional Consideration. Borrower shall issue to TOBIAN TRADING LIMITED 45,000 common voting shares which are fully paid and non-assessable. Borrower has full power to issue these shares without obtaining the consent or approval of any other person or governmental authority.

8. Application of Payments. While any default exists in the making of any of said payments or in the performance or observance of any of the covenants, agreements or conditions of this Agreement or the Deed of Trust, the Lender of this Agreement may apply payments received on any amounts due hereunder or under the terms of any instrument now or hereafter evidencing or securing said indebtedness as said Lender may determine and if the Lender of this Agreement so elects, notice of election being expressly waived, the principal remaining unpaid with accrued interest shall at once become due and payable.

9. Attorneys' Fees. If amounts due under this Agreement are not paid when due, whether at maturity or by acceleration, the undersigned promises to pay all costs of collection, including, but not limited to, reasonable attorneys' fees, and all expenses incurred in connection with the protection or realization of any collateral or enforcement of any guaranty, incurred by the Lender

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hereof, on account of any such  collection,  whether or not suit is filed hereon or on any instrument granting a security interest or on any guaranty related to this Agreement.

10. Assignment of Rights. Borrower, as additional consideration for the financing referenced above, agrees that, effective upon an Event of Default, all right, title and interest Borrower has regarding that certain Interim Agreement attached hereto as Exhibit "C" will be assigned to Lender.

11. Waiver of Rights. The Borrower expressly waives presentment, protest and demand, notice of protest, demand and dishonor and nonpayment of this Agreement and all other notices of any kind, and expressly agrees that this Agreement, or any payment thereunder, may be extended from time to time without in any way affecting the liability of the Borrower. To the fullest extent permitted by law, the defense of the statute of limitations in any action on this Agreement is waiver by the undersigned. This Agreement is to be governed by the laws of the State of Nevada and venue for any action brought regarding the interpretation or enforcement of this Agreement shall lie exclusively in Clark County, Nevada.

12. Waiver of Remedies. No single or partial exercise of any power hereunder shall preclude any other or further exercise thereof or the exercise of any other power. No delay or omission on the part of the Lender hereof in exercising any right hereunder shall operate as a waiver of such right or of any other right under this Agreement shall not operate to release any other party liable hereon.

13. Interest Savings Clause. All agreements between the undersigned and the Lender hereof are expressly limited so that in no contingency or event whatsoever, whether by acceleration of maturity of the unpaid principal balance hereof or otherwise, shall the amount paid or agreed to be paid to the Lender hereof for the use, forbearance or detention of the money to be advanced hereunder exceed the highest lawful rate permissible under applicable usury laws. If, for any circumstances whatsoever, fulfillment of any provision hereof at the time performance of such provision shall be due, shall involve transcending the limit of validity prescribed by law which a court of competent jurisdiction may deem applicable hereto, then ipso facto, the obligation to be fulfilled shall be reduced to the limit of such validity, and if from any circumstances the Lender hereof shall ever receive as interest an amount which would exceed the highest lawful rate, such amount which would be excessive interest shall be applied to the reduction of the unpaid principal balance due hereunder and not to the payment of interest. This provision shall control every other provision of all agreements between the undersigned and the Lender hereof.

14. Conditions. The obligations of Lender to perform its obligations hereunder is subject to Lender having received from Borrower each of the following documents:

         (a) The Deed of Trust, Security Agreement, Financing Statement and Fixture Filing with Assignment of Rents attached hereto as Exhibit "A" executed in recordable form by Borrower.

         (b) The Option Agreement attached hereto as Exhibit "B" executed by Borrower.

15. Waiver of Jury by Trial. Each party to this Agreement agrees that any suit, action, or proceeding brought or instituted by any party hereto or any successor or assign of any party on or

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with respect to this  Agreement, any of the  documents  executed  in  connection with this Agreement, or any event, transaction or occurrence arising out of or in any way connected therewith, or the dealings of the parties with respect thereto, shall be tried only by a court and not a jury. EACH PARTY HEREBY EXPRESSLY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY SUCH SUIT, ACTION, OR PROCEEDING. Borrower acknowledges and agrees that this provision is a specific and material aspect of this Agreement between the parties and that Lender would not agree to provide the financing referenced herein if this waiver of jury trial provision were not a part of this Agreement.

16. Extension or Renewal. This Agreement may from time to time be extended or renewed, with notice to and acceptance by the undersigned and any related right may be waived, exchanged, surrendered or otherwise dealt with, all without affecting the liability of the undersigned hereon.

17. Security. The obligations referenced in this Agreement are secured by a Deed of Trust.

         IN WITNESS WHEREOF, the parties hereto have executed or caused this Agreement to be executed on the date referenced below.

                                     LENDER:

                                     FIRST COLONY MERCHANT


                                     By:    /s/  J. M. Edwards
                                          ------------------------------
                                                 November 23, 2000
                                                 -----------------
                                                    Date

                                     TOBIAN TRADING LIMITED

                                     By:    /s/  J. M. Edwards
                                          ------------------------------
                                                 November 23, 2000
                                                 -----------------
                                                       Date

                                    BORROWER:

                                    CAN CAL RESOURCES LIMITED

                                    By:      /s/  Ronald D. Sloan
                                           -------------------------------------
                                                 November 23, 2000
                                                 -----------------
                                                      Date


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